EXHIBIT 1   page 1 of  3

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
		     As of December 31, 1999

Entergy Corporation
  Entergy Enterprises, Inc. (LA) (100%) (an authorized
      subsidiary)
  Entergy Operations Services, Inc. (100%) (an O&M subsidiary) Entergy Power Generation Corp. (DE) (100%) (EWG)
  Entergy Power, Inc. (DE) (100%) (an authorized subsidiary) Entergy Power Marketing Corp. (DE) (100%) (an energy-related company)
  Entergy Holdings Inc. (100%) (an energy-related company)
     Entergy Business Solutions LLC (100%)(an energy-related
       company)
     Entergy Thermal LLC (100%)(an energy-related company) Entergy Nuclear, Inc. (100%) (an O&M subsidiary)
  Entergy Nuclear Holding Company #1 (100%) (EWG)
     Entergy Nuclear Generation Corporation (DE) (100%) (EWG) Entergy Nuclear New York Investment Company I (DE)(100%)(a
       New subsidiary)
	Entergy Nuclear Nine Mile, LLC (DE) (50%)(EWG)
     Entergy Nuclear New York Investment Company II
	(DE)(100%)(a New subsidiary)
	   Entergy Nuclear Nine Mile, LLC (DE) (50%)(EWG) Entergy Technology Holding Company (100%) (ETC)
     Entergy Technology Company (100%) (ETC)
     Entergy International Holdings Ltd., LLC (DE) (100%) (FUCO) Entergy International Ltd., LLC (100%) (FUCO)
     Entergy International Investment No. 2 LLC (100%)
	Entergy UK Holdings, Ltd (100%)
	  Entergy UK Ltd (100%)
	      Entergy UK Enterprises Ltd (100%) (FUCO)
     EPG Cayman Holding 1 (100%)
	Entergy US Debt Co 1 (100%)
	   Ent AUS DB 1 PTD LTD (1%)
	      Entergy Victoria, Inc. (DE)(10,000 shares)
	      Ent AUS DB 1A (100%) (FUCO)
     EPG Cayman Holding 2 (100%)
	Entergy US Debt Co. 4 (100%)
	   Entergy AUS Debt 2 (100%)
	      Entergy Victoria, Inc. (311,584 shares)
	      ENT AUS DB 1 PTY LTD (99%)
		ENT AUS DB 1A (100%) (FUCO)

   Entergy Global Power Operations Corporation (DE)(100%)(an
     O&M subsidiary)
      Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
	subsidiary)
      Entergy Power Operations Corporation (DE)(100%)(FUCO)
	 Entergy Power Operations Damhead Creek Limited
	    Partnership(UK)(99%)(FUCO)

					 EXHIBIT 1   page 2 of  3

     ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
		     As of December 31, 1999

	Entergy Power Operations Damhead Creek
	   Corporation(DE)(100%)(FUCO)
	   Entergy Power Operations Damhead Creek Limited
	     Partnership(UK)(1%)(FUCO)
	Entergy Power Operations Holdings Ltd(Cayman)(100%)(FUCO)
	   Entergy Power Operations UK Limited(UK)(100%)(FUCO)
	   Entergy Power Operations Pakistan LDC
	    (Cayman)(95%)(FUCO)
  Entergy Power Development Corporation (DE) (100%) (FUCO)
     Entergy Power Operations Pakistan LDC (Cayman) (5%) (FUCO)
     Entergy Global Trading Holdings, Ltd. (Cayman) (100%)
	EGT Holding, Ltd. (Cayman) (100%)
	   Entergy Trading & Marketing Ltd.(United
	    Kingdom)(100%)
     Entergy Pakistan, Ltd. (DE) (100%) (FUCO)
	Hub Power Co., Ltd. (Pakistan) (<5%) (FUCO)
	Entergy Power Liberty, Ltd. (Mauritius) (100%) (FUCO)
     Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
     Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (FUCO)
	Entergy Power Saltend, Ltd. (Cayman) (100%) (FUCO)
	   Saltend Cogeneration Company, Ltd. (United
	    Kingdom) (100%) (FUCO)
	Entergy Power Europe Holding, Ltd. (Cayman) (100%)
	(FUCO)
     Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)
	(100%) (FUCO)
	Entergy Power Damhead Creek Holding II, Ltd.
	  (Cayman) (99.99%) (FUCO)
	   Entergy Power Damhead Creek Holding III, Ltd.
	     (Cayman) (100%) (FUCO)
	      Damhead Creek Holding, Ltd. (United Kingdom) (100%) (FUCO)
		 Damhead Creek, Ltd. (United Kingdom) (100%) (FUCO)
		    Damhead Creek Finance, Ltd. (Cayman) (100%) (FUCO) Entergy Power Investment Holdings Corporation (DE)
       (100%)(FUCO)
	Entergy Power Damhead Finco., L.L.C. (Delaware) (1%) (FUCO) Entergy Power Damhead Finco., L.L.C. (Delaware) (99%) (FUCO)

				     EXHIBIT 1   page 3 of  3

	    ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
			       As of December 31, 1999

       Entergy Power Damhead Finco. 1 (Cayman) (100%) (FUCO)
	  Damhead Finance LDC (Cayman) (fka Entergy Power Damhead Cayman 1
	    LDC) (1%) (FUCO)
	     Damhead Finance (Netherlands Antiles) N.V. (99%) (FUCO)
		Damhead Finance (Netherlands) B.V. (99%) (FUCO)
	  Damhead Finance (Netherlands Antiles) N.V. (1%) (FUCO)
	  Damhead Finance (Netherlands) B.V. (1%) (FUCO)
       Entergy Power Damhead Finco. 2 (Cayman) (100%) (FUCO)
	  Damhead Finance LDC (Cayman) (fka Entergy Power Damhead Cayman
	    1 LDC) (99%) (FUCO)
	     Damhead Finance (Netherlands Antiles) N.V. (99%) (FUCO)
		Damhead Finance (Netherlands) B.V. (99%) (FUCO)
    Entergy S.A. (Argentina) (100%) (FUCO)
       Central Costanera S.A. (Argentina) (6%) (FUCO)
	  Central Thermoelectric Buenos Aires, S.A.
	    (Argentina) (3%) (FUCO)
    Entergy Power CBA Holding, Ltd. (Bermuda) (100%) (FUCO)
      Central Thermoelectric Buenos Aires, S.A. (Argentina)
	(Indirect 7.8%) (FUCO)
    Entergy Power Chile, Inc. (Delaware) (100%) (FUCO)
      Entergy Power Chile, S.A. (Chile) (100%) (FUCO)
	 Inversiones Electricas Quillota S.A. (Chile) (50%) (FUCO)
	    Compania Electrica San Isidro S.A. (Chile) (50%) (FUCO)
    EP Edegel, Inc. (Delaware) (100%) (FUCO)
       Entergy Power Peru S.A. (Peru) (100%) (FUCO)
	  Generandes Peru S.A. (Peru) (33%) (FUCO)
	     Edegel S.A. (Peru) (60%) (FUCO)
 Entergy Power Holdings USA Corporation(DE)(100%)(an energy
   related company)
    Entergy Power RS Corporation(DE)(100%)(an energy related company)
       RS Cogen LLC(DE)(50%)